UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 24, 2011

STANDARD GOLD, INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-14319	84-0991764
(Commission File Number)	(IRS Employer Identification No.)

80 South Eighth Street, Suite 900
Minneapolis, MN  55402
(Address of principal executive offices) (Zip Code)

(612) 349-5277
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Blair C. Mielke to the Board of Directors

On August 24, 2011, the Board of Directors (the “Board”) of Standard Gold, Inc. (the “Company”) appointed Blair C. Mielke, age 44 to serve as a member of the Board and to serve on the Board’s Audit and Compensation Committees.  Mr. Mielke has over 25 years of experience in insurance, securities, and in the investment arena.  He is President, Chief Executive Officer and a Director of Harvest Holding Company LLC which he formed and has held these positions since its predecessor’s inception in 1995.

On August 29, 2011, the Board approved a grant of 90,000 restricted stock units (“RSU’s”) of the Company’s common stock for Mr. Mielke’s membership on the Board and his appointment to the Board’s Audit and Compensation Committees.  All RSU’s vest annually.

Item 9.01.   Financial Statements and Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD GOLD, INC.

Date: August 30, 2011	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer